viggle

Investor Presentation
November 2012

John Small
CFO

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "assume" or other similar expressions, although not all forward-looking statements contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and no revenues to date; we may be unable to achieve or maintain profitability, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment, the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes to federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

Investor Presentation

Contents



6:06 PM
viggle
10,010
Tap Here to Check In!
What's On
Check In
Rewards

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Executive Summary

What is Viggle?

A **comprehensive** second screen platform that provides **real rewards** to users for their **loyalty** and **engagement** to TV shows

Discovery & Utility


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+150
Walking Dead

Companion Viewing


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Social


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+

Rewards


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redbox

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Viggle Makes TV Better


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Discovery
- What friends are watching
- Which shows are popular
- What has the most chatter


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redbox.

Loyalty
- Real Rewards
- Streaks and Quests



Social
- Chat during show
- Follow friends
- Connect through Facebook
- Twitter trending


60

Content
- MyGuy
- Viggle LIVE
- Exclusive trailers and clips
- Adver-games

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Simple Idea

36 hours of TV every week watched by the average American

86% use second screen while watching TV

18 loyalty memberships on average per US household

Source: Nielsen, "Snapshot of U.S. Television Usage," 2010; "Global Trends in Tablet and Smartphone Use while Watching TV," 2012; Colloquy, "The 2011 Colloquy Loyalty Census." 2011.

Viggle at a Glance

Overview

- 1.2M total registered users (1)
- Launched January 2012
- Mobile-based loyalty program for TV
- Consumer engagement platform that complements TV viewing

Engagement

- 82 minutes active per session (2)
- 17% completed engagements/ad impressions, October 2012 (3)
- 260,288 monthly active users (4)

Advertisers

Notes: (1) Represents cumulative number of users who have registered for our app, less deactivated accounts; (2) Active time per session calculated by Google Analytics for period January 25, 2012 through October 31, 2012; (3) Calculated using data provided from [illegible], an ad serving provider. This is calculated as the number of completed ad engagements (e.g. a video view) divided by the total number of ad impressions the users had available to engage with. The calculation excludes non-interactive ad units (typically in a jpg image format) and Viggle Live events launched via the ad server but which are not actually ads; (4) Represents an average of monthly active users for three months ended October 31, 2012. Monthly active users are computed by determining the users that are both registered on the Viggle app and that have earned or redeemed points, other than points received for registering for the Viggle app, in the particular month.

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Why is Second Screen Important?

Networks need to drive and hold TV ratings

- Competition for viewers' time and attention while they are watching TV
- The water cooler has moved online, and is increasingly fragmented in both space and time

Advertisers need to reinforce and maximize their TV ROI


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Featured shows
+100
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Featured shows
+50
Modern Family

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Why Now?

Smartphone & Tablet Ubiquity + Connectivity → Mobile Content Consumption


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- **>50%** Penetration
- **92 MM** People w/ android & IOS phones
- **35 MM** People w/ tablets



- **2/3** 3G+ penetration
- **>75%** 4G-LTE coverage of US population



- **~39 min/day** App usage
- **86%** Utilize another screen while watching TV

Source: Morgan Stanley research; Nielsen, "Snapshot of U.S. Television Usage," 2010; "Global Trends in Tablet and Smartphone Use while Watching TV," 2012

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Team

Management

Robert F.X. Sillerman	Executive Chairman & CEO	CKX, SFX Entertainment, SFX Broadcasting
Greg Consiglio	President & COO	AOL, Ticketmaster
John Small	CFO	GLG Partners
Kevin Arrix	CRO	MTV, CBS, Turner

Organization

- 83 full time employees
- 16 sales & marketing
- 38 engineering & product
- 9 finance

Offices



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How Viggle Works

1. Tap the App
to check into your favorite shows

→

2. Audio Fingerprint
matches with shows in data center

→

3. Confirms
and checks you into the show

↓

4. Rewards
you points for watching shows

+75

←

5. Engage & Share
with friends while watching

←

6. Redeem
points and get real rewards

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Business Overview

viggle™

Sources of Revenue

Network	Brand CPE	Brand CPM


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+150
Walking Dead

Carousel Tune-In


The Office
the office
+15
Latest Chatter
Facebook Page

Slider


Match Success
SportsCenter

Takeover

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Proven CPE Ad Model

- CPE model – you pay for completes, not impressions
- 17% ad engagement rate – from impression to completion
- Consistent lift in key marketing funnel metrics

Targeted Impressions → **Engagement** → **Action**







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Users: Scale & Engagement

1.2 MM registered users

82 minutes per user session

>11 days active per user per month

	Launch date	Indexed daily uniques	Indexed min/user/mo.
Viggle	2012	1.00	1.00
GetGlue	2008	0.46	0.05
Shazam	2004	1.47	0.02

Source: Comscore and internal company data

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Users: Scale & Engagement


AVERAGE MINUTES PER USER PER MONTH
902
441
146
114
68
13
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facebook
foursquare
twitter
tumblr.
LinkedIn

Notes: Selected Social Networking Properties (Mobile Browser and App Audience Combined), March 2012
Total U.S. Smartphone Subscribers Age 18+ on iOS, Android and RIM Platforms
Source: comScore Mobile Metrix 2.0 and Internal company data, as of October 2012

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Partnering for Scale

viggle + DIRECTV


NFL SUNDAY TICKET
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Weeds

Multi-year marketing agreement to drive customer retention and loyalty by rewarding DIRECTV customers with exclusive Viggle point earning opportunities and rewards

Additional Relationships

Golf Channel, Discovery Channel, Animal Planet, Verizon
A&E, History, OWN, NBC
amc, We, Sundance Channel, Univision
HBO, MLB Network, USA Network, Bravo
Oxygen, The Weather Channel, Style, Spike

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User Experience

Driving Discovery and Tune-In

Viggle provides TV networks with a platform to promote upcoming shows, via editorial placement and video spots, and allows users to set reminders for these shows

- 40% engagement rates with promotional trailers
- 50% of users who set a reminder or watched a trailer went on to check in
- 15%-35% of daily active users typically check into promoted shows


+30
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+50
Modern Family
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Source: internal company data

Creating Sustained Engagement

viggle LIVE | A gamification platform for enhancing live TV programming with trivia, polls, mood-o-meters and other interactive content.

130 Viggle LIVE events across 70 programs in the past 8 weeks

- Over 40% participation rate
- 37 min average session for a 1 hour program


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Trivia
21%
23%
56%
+50
Modern Family
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Points Update
25
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Source: internal company data

Creating Sustained Engagement *(continued)*

MYGUY

A social fantasy sports game for pro & college football, pro & college basketball & pro baseball. Pick a player. He scores. You score points.

Viggle launched football version for week 1 of NFL season

- 100k games played during week 1 with no pre-marketing
- 86% of players indicated that they would play at least once per week during season


MyGuy
NYJ
21-17
230
MY SCORE
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+100
Browns at Ravens

Source: internal company data

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Rewards Redemption

Users can redeem in the app; rewards are predominately digitally fulfilled


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$10 iTunes® Card
Confirm Reward
Thanks!
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Thanks!

Catalog | **Full-Screen Details Page** | **Confirm Reward** | **Redemption Complete** | **Account History with Code** | **Email with Code**

Redemption

Delivery

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Product Roadmap

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Viggle Product Roadmap

Consumer Product

- Discovery
- Enhancement
- Loyalty


SUITS
+200

Mobile Ad Leadership

- Ad Product Innovation
- Cross-Media Industry Research


Points Update
+1,000
You watched Wendy's Commercial.
Wendy's® on Twitter
Wendy's® on Facebook
JCPenney
$10 OFF Pchse of $50 or more

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Enhancement: Viggle Platform

Ensures Relevance

Program your network's show pages to include links to existing mobile content

Drives Engagement

Use Viggle APIs to create custom, synced experiences & integrate Viggle currency

Increases Monetization

Network partners own the experience, so network partners keep the economics


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SUITS
Facebook Page
Wikipedia
BEHIND THE SCENES

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Discovery: What's On 2.0

- Personalized recommendations
- What my friends are watching
- Most social


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+200
Suits
+20
The

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Ad Product Innovation: Commercial Check-In

- User checks into TV commercial
- Unlocks companion experience
- Companion experience customizable to brand needs


Match Success
Modern Family
CHECK INTO THE WENDY'S COMMERCIAL TO EARN +1,000 POINTS!
Wendy's® on Twitter
Wendy's® Foodie Quiz
Wendy's® on Facebook
Points Update
+1,000
You watched Wendy's Commercial.
Wendy's® on Twitter
Wendy's® Foodie Quiz
Wendy's® on Facebook
Take the Wendy's® Foodie Quiz

Financial Summary

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User Base: Stability without Marketing Spend

New Users & Monthly Active Users – YTD


350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
New Users
Monthly Active Users
233,607
60,403
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12 Oct '12

Total Registered Users – YTD


1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12 Oct '12

Monthly Check-Ins – YTD


16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
9,695,615
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12 Oct '12

Points Earned & Redeemed – YTD


4,000,000,000
3,500,000,000
3,000,000,000
2,500,000,000
2,000,000,000
1,500,000,000
1,000,000,000
500,000,000
0
Earned
Redeemed
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12 Oct '12

▶ Active Users are defined as Viggle members that have earned or redeemed points in the app in the past 30 days (excluding points earned for registration).

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Advertiser Growth


F2012-13 Quarterly Ad Revenue ($000s)
$526
$1,314
$2,021
F3Q12
F4Q12
F1Q13


No. of Advertisers in Quarter
6
18
5
23
14
Repeat Advertisers
F3Q12
F4Q12
F1Q13


No. of Advertisers Spending $100K+ in Quarter
2
4
7
F3Q12
F4Q12
F1Q13


F2012-2013 Booked Revenue by Advertiser Category
Other* 15.2%
Retail 5.3%
Telecom 8.9%
Network 17.6%
CPG 7.9%
QSR 14.5%
Consumer Finance 6.6%
Food & Bev 24.0%


<$100K 14
$200K+ 8
$100K-$199K 6
No. of Advertisers by Level of F2012-13 Booked Revenue

Notes: * "Other" includes the following six categories: Internet Services, Auto, Alcohol, Travel, Entertainment, Consumer Electronics

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User Profitability

Revenue per MAU – YTD


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$3.17
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12

Cash Cost of Rewards per MAU – YTD


$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12

Marketing Acquisition Costs per MAU – YTD


$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$.88
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12

Operating Expenses ($M) – YTD


$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
Jan '12 Feb '12 Mar '12 Apr '12 May '12 Jun '12 July '12 Aug '12 Sep '12

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Thank You